UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to § 240.14a-12

RICH UNCLES REAL ESTATE INVESTMENT TRUST I

(Name of Registrant as Specified in its Charter)

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REAL ESTATE INVESTMENT TRUST I

3090 Bristol Street, Suite 550

Costa Mesa, California 92626

www.RichUncles.com

Notice of 2018 Annual Meeting of SHAREholders

To Be Held AUGUST 3, 2018

Dear Shareholder:

On Friday, August 3, 2018, we will hold our 2018 annual meeting of shareholders (“Annual Meeting”) at the offices of Rich Uncles Real Estate Investment Trust I located at 3090 Bristol Street, Suite 550, Costa Mesa, California 92626. The meeting will begin at 8:30 a.m. Pacific daylight time. Directions to the meeting can be obtained by calling (855) 742-4862.

We are holding this meeting for the following purposes:

1.	To elect the seven (7) trust manager nominees named in the accompanying proxy statement to serve until our 2019 annual meeting of shareholders and until their respective successors are elected and qualified.

The Board of Trust Managers recommends a vote FOR all of the trust manager nominees.

2.	To ratify the appointment Squar Milner LLP as our independent registered public accounting firm for the year ending December 31, 2018.

The Board of Trust Managers recommends a vote FOR the ratification of the appointment of Squar Milner LLP as our independent registered public accounting firm for the year ending December 31, 2018.

3.	To transact such other business as may properly come before the meeting and any postponement or adjournment thereof.

The Board of Trust Managers has fixed June 8, 2018 as the record date for determining shareholders entitled to notice of and to vote at the meeting.

Whether you plan to attend the Annual Meeting and vote in person or not, we urge you to have your vote recorded as early as possible. Shareholders may submit their vote by proxy: (1) via the Internet; (2) by phone by calling 1-800-690-6903; or (3) by mail, using the proxy card accompanying your proxy materials if you received a printed copy of the proxy materials by mail.

YOUR VOTE IS VERY IMPORTANT! Your immediate response will help avoid potential delays and may save us significant additional expenses associated with soliciting shareholder votes.

By Order of the Board of Trust Managers

Jean Ho Chief Operating Officer and Secretary

Costa Mesa, California

June 13, 2018

RICH UNCLES REAL ESTATE INVESTMENT TRUST I

3090 Bristol Street, Suite 550

Costa Mesa, California 92626

Proxy Statement

For the Annual Meeting of Shareholders

to be Held on August 3, 2018

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trust Managers (the “Board of Trust Managers” or the “Board”) of Rich Uncles Real Estate Investment Trust I, a California real estate investment trust, for use at the annual meeting of shareholders to be held at our offices located at 3090 Bristol Street, Suite 550, Costa Mesa, California 92626, at 8:30 a.m. Pacific daylight time, on Friday, August 3, 2018 (the “Annual Meeting”). On or about June 13, 2018, proxy materials for the Annual Meeting, including this Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2017 (the “2017 Annual Report”), are being made available to shareholders entitled to vote at the Annual Meeting.

When used in this Proxy Statement, the terms “we,” “us,” “our,” “Rich Uncles Real Estate Investment Trust I,” or the “Company” refer to Rich Uncles Real Estate Investment Trust I and its subsidiaries unless the context requires otherwise.

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS: This Proxy Statement and the 2017 Annual Report are available on the Internet at https://www.proxyvote.com/richuncles1. The information contained on this website is not part of, or incorporated by reference in, this proxy statement.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Q:	Why am I receiving materials in connection with the Annual Meeting?

A:

As permitted by the Securities and Exchange Commission (“SEC”), we are furnishing to shareholders our Notice of Annual Meeting of Shareholders, Proxy Statement and 2017 Annual Report primarily over the Internet. These materials are being made available to you because the Board of Trust Managers is soliciting your proxy to vote your shares of our common stock at the Annual Meeting. The Proxy Statement includes information that we are required to provide to you under SEC rules and is designed to assist you in voting.

Shareholders who previously consented to electronic delivery of our proxy materials have received an e-mail containing links to our proxy materials and instructions for submitting a proxy via the Internet to authorize the voting of their shares at the Annual Meeting. For all other shareholders, we mailed a Notice of Internet Availability containing instructions on how to access and review the proxy materials via the Internet and how to submit a proxy electronically using the Internet. The Notice of Internet Availability also contains instructions on how to receive, free of charge, paper copies of the proxy materials. If you received the Notice of Internet Availability or a copy of our proxy materials via e-mail, you will not receive a paper copy of the proxy materials unless you request one. We believe the delivery options we have chosen will allow us to provide our stockholders with the proxy materials they need, while lowering the cost of delivery of the materials and reducing the environmental impact of printing and mailing printed copies.

Q:	What is a proxy?

A:	A proxy is a person who votes the shares of stock of another person who could not attend a meeting. The term “proxy” also refers to the proxy card or other method of appointing a proxy. When you submit your proxy, you are appointing Raymond J. Pacini and Jean Ho, each of whom is one of our officers, as your proxies, and you are authorizing each of them to vote your shares of common stock at the Annual Meeting. The appointed proxies will vote your shares of common stock as you instruct, unless you submit your proxy without instructions. If you submit your proxy without instructions, they will vote your shares (i) FOR all of the trust manager nominees, and (ii) FOR the ratification of the appointment of Squar Milner LLP (“Squar Milner”) as our independent registered public accounting firm for the year ending December 31, 2018. With respect to any other proposals to be voted upon, they will vote in accordance with the recommendation of the Board of Trust Managers or, in the absence of such a recommendation, in their discretion. It is important for you to submit your proxy via the Internet (or by mail if you requested and received a printed copy of the proxy materials) as soon as possible if you plan on attending the Annual Meeting.

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Q:	When is the Annual Meeting and where will it be held?

A:	The Annual Meeting will be held on Friday, August 3, 2018, at 8:30 a.m. Pacific daylight time at our offices located at 3090 Bristol Street, Suite 550, Costa Mesa, California 92626.

Q:	Who is entitled to attend and vote at the Annual Meeting?

A:	Anyone who is a shareholder of record of our common stock at the close of business on June 8, 2018, the record date, or holds a valid proxy for the Annual Meeting, is entitled to attend and vote at the Annual Meeting and at any postponement or adjournment thereof. Each may be asked to present a valid government-issued photo identification, such as a driver’s license or passport, before being admitted. Any holder of a proxy from a shareholder must also present the proxy, properly executed, and a valid government-issued photo identification. If you are not a shareholder of record but hold shares through an individual retirement account (IRA) or 401(k) plan, you may attend the Annual Meeting but should provide proof of beneficial ownership as of the record date, such as an account statement reflecting your stock ownership as of the record date, a copy of the proxy or voting instruction card provided for your IRA or 401(k) account, or other similar evidence of ownership.

Q:	Will my vote make a difference?

A:	Yes. Your vote could affect the proposals described in this Proxy Statement. Moreover, your vote is needed to ensure that there is a quorum for the meeting and that the proposals described herein can be acted upon. YOUR VOTE IS VERY IMPORTANT! Your immediate response will help avoid potential delays and may save us significant additional expenses associated with soliciting shareholder votes.

Q:	How many shares of common stock are entitled to vote at the Annual Meeting?

A:	As of June 8, 2018, there were 8,398,784 shares of our common stock outstanding and entitled to vote at the Annual Meeting.

Q:	What constitutes a quorum?

A:	A quorum consists of the presence in person or by proxy of shareholders entitled to cast a majority of all the votes entitled to cast a majority of all the votes entitled to be cast at the Annual Meeting. There must be a quorum present in order for the Annual Meeting to be a duly held meeting at which business can be conducted. If you submit your proxy, even if you abstain from voting, then you will still be considered part of the quorum.

Q:	How many votes do I have?

A:	You are entitled to one vote for each share of common stock you held as of the record date.

Q:	What may I vote on?

A:	You may vote on:

(1)	the election of the seven (7) trust managers nominees named in this Proxy Statement to serve until our 2019 annual meeting of shareholders and until their respective successors are elected and qualified;

(2)	the ratification of the appointment of Squar Milner as our independent registered public accounting firm for the year ending December 31, 2018; and

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(3)	such other business as may properly come before the Annual Meeting and any postponement or adjournment thereof.

Q:	How does the Board of Trust Managers recommend I vote on the proposals?

A:	The Board of Trust Managers recommends that you vote:

(1)	FOR all of the nominees for election to the Board of Trust Managers who are named in this Proxy Statement; and

(2)	FOR the ratification of the appointment of Squar Milner as our independent registered public accounting firm for the year ending December 31, 2018.

Q:	How can I vote in person at the Annual Meeting?
A:

If you are a shareholder of record, you have the right to vote in person at the Annual Meeting. If you choose to do so, you can vote using the ballot that will be provided at the Annual Meeting, or, if you received a printed copy of the proxy materials by mail, you can complete, sign and date the proxy card enclosed with the proxy materials you received and submit it at the Annual Meeting. If you hold a valid proxy to vote a shareholder’s shares at the Annual Meeting, you must present a copy of your proxy prior to voting at the Annual Meeting.

Please note that if you hold shares of our common stock in an IRA or 401(k) plan account, those shares cannot be voted in person at the Annual Meeting. See “How can I vote my shares held in an IRA or 401(k) plan account?” below.

Q:	How can I vote my shares without attending the Annual Meeting?
A:	You can have your shares voted without attending the Annual Meeting by authorizing a proxy in advance of the Annual Meeting to authorize how your shares are voted at the Annual Meeting. Shareholders have the following options for submitting their votes by proxy:

•	via the Internet, (1) by following the instructions included in the e-mail you received if you consented to and received your proxy materials electronically or (2) by accessing the website and following the instructions indicated on the Notice of Internet Availability or proxy card, if any, received by mail;

•	by phone, by calling 1-800-690-6903. Have your proxy card in hand and then follow the instructions; or

•	by mail, by completing, signing, dating and returning the proxy card accompanying the proxy materials, if you received a printed copy of the proxy materials by mail.

We encourage you to vote by proxy via the Internet, since it is quick, convenient and provides a cost savings to us. When you vote by proxy via the Internet prior to the date of the Annual Meeting, your vote is recorded immediately and there is no risk that postal delays will cause your vote to arrive late and, therefore, not be counted. The granting of proxies electronically is permitted under California law.

If you are a shareholder of record, submitting your proxy via Internet or by mail will not affect your right to vote in person should you decide to attend the Annual Meeting.

Q:	How can I vote my shares held in an IRA or 401(k) plan account?

A:	If your shares are held in an IRA or 401(k) plan account, you will receive a request for voting instructions with respect to the shares allocated to each of your plan accounts. You are entitled to direct the custodian or plan trustee of your account on how to vote your shares at the Annual Meeting. If you do not submit voting instructions to the custodian or trustee of your account, your shares may not be voted at the Annual Meeting.

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Q:	What is the deadline for voting my shares?

A:	If you are a shareholder of record and authorize your proxy by Internet or mail, your proxy must be received by 11:59 p.m. Pacific time on August 2, 2018 in order for your shares to be voted at the Annual Meeting. If you hold shares in an IRA or 401(k) plan account, to allow sufficient time for voting by the custodian or plan trustee, your voting instructions must be received by 11:59 p.m. Pacific time on July 31, 2018.

Q:	What if I authorize my proxy and then change my mind?

A:	You have the right to change or revoke your proxy at any time before the Annual Meeting by:

(1)	delivering a written revocation to Jean Ho, our Secretary, before the Annual Meeting;

(2)	attending the Annual Meeting and voting in person as described above under “How can I vote in person at the Annual Meeting?” Attendance at the Annual Meeting will not by itself constitute revocation of a proxy; or

(3)	authorizing another proxy by Internet or mail on a later date prior to the deadlines specified above under “What is the deadline for voting my shares?”

Only the most recent proxy vote will be counted and all others will be discarded regardless of the method of voting.

Q:	What are the voting requirements to elect the Board of Trust Managers?

A:

With regard to the election of trust managers, you may vote “FOR” or “AGAINST” each trust manager nominee or you may “ABSTAIN” from voting on any of the rust manager nominees.

Under our charter, a majority vote of the shares of common stock present in person or by proxy at a meeting of shareholders at which a quorum is present is required for the election of the trust managers. This means that, of the shares of common stock present in person or by proxy at the Annual Meeting, a trust manager nominee needs to receive affirmative votes from a majority of such shares in order to be elected to the Board. Because of this majority vote requirement, abstentions will have the effect of a vote against each nominee for trust manager. If an incumbent trust manager nominee fails to receive the required number of votes for re-election, then under California law, he or she will continue to serve as a “holdover” trust manager until his successor is elected and qualified. If you submit a proxy card with no further instructions, your shares will be voted in accordance with the recommendation of the Board of Trust Managers.

Q:	What are the voting requirements for the ratification of the appointment of Squar Milner as our independent registered public accounting firm for the year ending December 31, 2018?

A:	With regard to the proposal relating to the appointment of Squar Milner as our independent registered public accounting firm for the year ending December 31, 2018, you may vote “FOR” or “AGAINST” the proposal, or you may “ABSTAIN” from voting on the proposal. Under our bylaws, a majority of the shares of common stock entitled to vote on, and voted for or against, the matter at an annual meeting at which a quorum is present is required for the ratification of the appointment of Squar Milner as our independent registered public accounting firm for the year ending December 31, 2018. Abstentions will not count as a vote for or against the matter and will have no effect on the determination of this proposal. If you submit a proxy card with no further instructions, your shares will be voted in accordance with the recommendation of the Board of Trust Managers.

Q:	What is a “broker non-vote”?

A:	A “broker non-vote” occurs when a broker holding stock on behalf of a beneficial owner does not vote on a particular proposal because the broker does not have discretionary voting power with respect to that particular proposal and has not received instructions from the beneficial owner but has, and exercises, discretionary voting power to vote the beneficial owner’s shares on other proposals at the meeting.

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Q:	How will voting on any other business be conducted?

A:	Although we do not know of any business to be considered at the Annual Meeting other than the election of trust managers and the ratification of the appointment of Squar Milner as our independent registered public accounting firm for the year ending December 31, 2018, if any other business is properly presented at the annual meeting, your submitted proxy gives authority to Raymond J. Pacini and Jean Ho, and each of them, to vote on such matters in accordance with the recommendation of the Board of Trust Managers or, in the absence of such a recommendation, in their discretion.

Q:	How are proxies being solicited?

A:	In addition to mailing proxy solicitation material, we have also retained the services of Broadridge Investor Communication Solutions, Inc. to assists us in the solicitation of proxies for the Annual Meeting for a base fee of approximately $3,500, plus reimbursement of certain out-of-pocket expenses. Our trust managers and employees of our advisor or its affiliates may also solicit proxies in person, via the Internet, by telephone or by any other electronic means of communication we deem appropriate.

We will pay all of the costs of soliciting these proxies. We will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to our shareholders.

Q:	What should I do if I receive more than one set of proxy materials for the Annual Meeting?

A:	You may receive more than one set of proxy materials for the Annual Meeting, including more than one Notice of Internet Availability. For example, if you consented to electronic delivery of our proxy materials, you may receive multiple e-mails containing our proxy materials if your shares are registered in more than one name or held in more than one account (such as a 401(k) or IRA account). If you did not consent to electronic delivery of our proxy materials, you may receive more than one Notice of Internet Availability if your shares of our common stock are registered in more than one name or held in more than one account. Please respond as soon as possible to each and every request for a proxy or voting instructions you receive to ensure all of your shares of common stock are voted at the Annual Meeting.

Q:	Where can I find more information?

A:	We file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information we file with the SEC on the website maintained by the SEC at http://www.sec.gov. Our SEC filings are also available to the public at the SEC’s Public Reference Room located at 100 F Street, N.E., Washington, DC 20549. You may also obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Washington, DC 20549. Please call the SEC at 1-800-SEC-0330 for further information regarding the public reference facilities.

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CERTAIN INFORMATION ABOUT MANAGEMENT

The Board of Trust Managers

We operate under the direction of the Board of Trust Managers. The Board of Trust Managers oversees our operations and makes all major decisions concerning our business. We currently have seven (7) trust managers, three (3) of whom are affiliates of our advisor, Raymond E. Wirta, Harold C. Hofer and John Wang, and four (4) of whom are independent. All seven (7) of our trust managers have been nominated for re-election at the Annual Meeting. For biographical information regarding our trust managers, see “—Executive Officers and Trust Managers” below.

During 2017, the Board of Trust Managers held four meetings, and acted by unanimous consent on eight occasions. There is one committee of the Board of Trust Managers which is composed entirely of independent trust managers: the audit committee. Information regarding this committee is set forth below. During 2017, each of our trust managers attended at least 75% of the aggregate meetings of the Board and the committee of the Board on which he served during 2017.

Board Leadership Structure

The composition of the Board of Trust Managers and the company governance provisions in our charter ensure strong oversight by independent trust managers. As noted above, the audit committee is composed entirely of independent trust managers. Our company’s management is led by Mr. Hofer, our chief executive officer, and the chairman of our board is Mr. Wirta, and each has held those positions since our inception. As chairman of the board, Mr. Wirta is responsible for leading board meetings and meetings of shareholders, generally setting the agendas for board meetings in consultation with Mr. Hofer and subject to the requests of other trust managers. Mr. Hofer is responsible for providing information to the other trust managers in advance of meetings and between meetings. The direct involvement of Messrs. Wirta and Hofer in the Company’s operations makes them best positioned to lead strategic planning sessions and determine the time allocated to each agenda item in discussions of our short- and long-term objectives. We do not currently have a policy requiring the appointment of a lead independent trust manager as all of our independent trust managers are actively involved in Board and committee meetings.

The Role of the Board of Trust Managers in our Risk Oversight Process

Our executive officers and our advisor, BrixInvest, LLC, are responsible for the day-to-day management of risks faced by the Company, while the Board of Trust Managers, as a whole and through its committee, has responsibility for the oversight of risk management.

The audit committee oversees risk management in the areas of financial reporting, internal controls and compliance with legal and regulatory requirements, and manages risks associated with the independence of the independent trust managers and potential conflicts of interest involving our advisor and its affiliates.

Although the audit committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board of Trust Managers is regularly informed through committee reports about such risks as well as through regular reports directly from the executive officers responsible for oversight of particular risks within our Company.

Trust Manager Independence

Our charter requires that a majority of our trust managers be “Independent Trust Managers” (as defined in our charter), except at a time when there is a vacancy on the Board of Trust Managers. A copy of our charter is available in the REIT I Corporate Governance section of our website at www.richuncles.com. For purposes of our charter, an Independent Trust Manager is any trust manager who is not associated and has not been associated within the last two (2) years, directly or indirectly, with our advisor. A trust manager is deemed to be associated with our advisor if he or she: (i) owns an interest in our advisor or any of its affiliates; (ii) is employed by our advisor or any of its affiliates; (iii) is an officer or director of our advisor or any of its affiliates; (iv) performs services, other than as a trust manager, for the Company; (v) is a director for more than three REITs organized by, or advised by, our advisor; or (vi) has any material business or professional relationship with our advisor or any of its affiliates. For purposes of determining whether or not the business or professional relationship is material, the gross revenue derived by the trust manager from our advisor and affiliates shall be deemed material per se if it exceeds 5% of the trust manager’s annual gross revenue (derived from all sources) during either of the last two years or net worth (on a fair market value basis). A trust manager is also deemed to be associated with our advisor if the trust manager’s spouse, parents, children, siblings, mothers- or fathers-in-law, sons- or daughters-in-law, or brothers- or sisters-in-law is or has been associated with our advisor, any of its affiliates or the Company.

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In addition, although our shares are not listed for trading on any national securities exchange, a majority of the trust managers, and all of the members of the audit committee, are “independent” as defined by the New York Stock Exchange. The New York Stock Exchange standards provide that to qualify as an independent trust manager, in addition to satisfying certain bright-line criteria, the Board of Trust Managers must affirmatively determine that a trust manager has no material relationship with us (either directly or as a partner, shareholder or officer of an organization that has a relationship with us).

The Board of Trust Managers has determined that Vipe Desai, David Feinleib, Jonathan Platt and Jeffrey Randolph each qualify as an “Independent Trust Manager” as defined in our charter and satisfies the New York Stock Exchange independence standards. Messrs. Desai, Feinleib, Platt and Randolph also serve as independent members on the Board of Directors of RW Holdings NNN REIT, Inc.; and Mr. Randolph also serves as an independent member on the Board of Directors of Brix Student Housing REIT, Inc., each of which REITs is advised by our advisor or its affiliates.

The Audit Committee

General

Our audit committee’s function is to assist the Board of Trust Managers in fulfilling its responsibilities by overseeing (i) our accounting and financial reporting processes, (ii) the integrity of our financial statements, (iii) our compliance with legal and regulatory requirements, (iv) selection of our independent registered public accounting firm, and (v) our independent registered public accounting firm’s qualifications, performance and independence. The audit committee fulfills these responsibilities primarily by carrying out the activities enumerated in the audit committee charter. The audit committee charter is available in the REIT I Corporate Governance section of our website at www.richuncles.com.

The members of the audit committee are Jeffrey Randolph (Chairman), Vipe Desai, David Feinleib and Jonathan Platt. All of the members of the audit committee are “Independent Trust Managers” as defined by our charter and are “independent” as defined by the New York Stock Exchange and applicable rules of the SEC. All members of the audit committee are financially literate, and the Board of Trust Managers has determined that Mr. Randolph satisfies the SEC’s requirements for an “audit committee financial expert.” Mr. Randolph serves on the audit committee of two other public companies affiliated with our advisor, in addition to his service on our audit committee. The Board of Trust Managers has affirmatively determined that such simultaneous service by Mr. Randolph on the audit committees of the other two public companies will not impair his ability to effectively serve on our audit committee.

During 2017, the audit committee held four meetings and acted by unanimous written consent on one occasion.

Independent Registered Public Accounting Firm

For the year ended December 31, 2017, Squar Milner served as our independent registered public accounting firm. Squar Milner has served as our independent registered public accounting firm since February 2, 2018 when it replaced our prior independent registered public accounting firm, Anton & Chia LLP (“Anton & Chia”). We do not expect that Squar Milner representatives will be present at the Annual Meeting. The audit committee has engaged Squar Milner as our independent registered public accounting firm to audit our financial statements for the year ending December 31, 2018. The audit committee may, however, select a new independent registered public accounting firm at any time in the future in its discretion if it deems such decision to be in our best interests. Any such decision would be disclosed to our shareholders in accordance with applicable securities laws.

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Change in Independent Registered Public Accounting Firm

In January 2018, the audit committee completed a competitive process to determine the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2017. As a result of this process, the audit committee approved the engagement of Squar Milner LLP (“Squar Milner”) as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2017. The Company informed Anton & Chia that it has been dismissed as the Company’s independent registered public accounting firm.

The reports of Anton & Chia on the Company’s consolidated financial statements for its fiscal years ended December 31, 2015 and 2016 did not contain an adverse opinion or a disclaimer of opinion, neither any qualification nor modification as to uncertainty, audit scope or generally accepted accounting principles in the United States (“GAAP”).

During the Company’s fiscal years ended December 31, 2015 and 2016, and during the subsequent interim reporting periods prior to the engagement of Squar Milner, there were (1) no disagreements with Anton & Chia on any matter of GAAP or practices, financial statement disclosures, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Anton & Chia would have caused Anton & Chia to make reference to the subject matter of the disagreements in connection with its reports; and (2) no events of the type listed in paragraphs (A) through (D) of Item 304(a)(1)(v) of SEC Regulation S-K.

The Company provided Anton & Chia with a copy of the foregoing disclosures in connection with the filing of a Current Report on Form 8-K filed with the SEC on February 2, 2018 with respect to the foregoing change in the Company’s independent registered public accounting firm and requested that Anton & Chia furnish the Company with a letter addressed to the SEC stating whether or not Anton & Chia agrees with the above statements. The letter from Anton & Chia was filed as Exhibit 16.1 with the Company’s Current Report on Form 8-K filed with the SEC.

As set forth above, concurrent with the decision to dismiss Anton & Chia as the Company’s independent registered public accounting firm, the Board approved the engagement of Squar Milner as the Company’s new independent registered public accounting firm and the Company formally engaged Squar Milner as its independent registered public accounting firm.

During the Company’s fiscal years ended December 31, 2015 and 2016, and during the subsequent interim periods through the engagement of Squar Milner, neither the Company nor anyone on its behalf consulted Squar Milner with respect to: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report was provided to the Company nor oral advice was provided to the Company that Squar Milner concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Pre-Approval Policies

In order to ensure that the provision of services by the Company’s independent registered public accounting firm does not impair the auditors’ independence, the audit committee pre-approves all auditing services performed for us by our independent auditors, as well as all permitted non-audit services. In determining whether or not to pre-approve services, the audit committee considers whether the service is a permissible service under the rules and regulations promulgated by the SEC. The audit committee may, in its discretion, delegate to one or more of its members the authority to pre-approve any audit or non-audit services to be performed by our independent auditors, provided any such approval is presented to and approved by the full audit committee at its next scheduled meeting.

For the years ended December 31, 2017 and 2016, all services rendered by Squar Milner or Anton & Chia, as applicable, were pre-approved in accordance with the policies and procedures described above.

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Principal Independent Registered Public Accounting Firm Fees

The independent trust managers of our Board of Trust Managers reviewed the audit and non-audit services performed by Squar Milner during the fiscal year ended December 31, 2017, as well as the fees charged by Squar Milner for such services. The respective aggregate fees billed to us for professional accounting services by Squar Milner and Anton & Chia, including the audit of our annual financial statements for the years ended December 31, 2017 and 2016, are set forth in the table below.

	2017	2016
Audit fees
Squar Milner	$73,500	$—
Anton & Chia	123,208	130,000
Audit-related fees
Squar Milner	—	—
Anton & Chia	—	—
Tax fees
Squar Milner	—	—
Anton & Chia	—	—
All other fees
Squar Milner	—	—
Anton & Chia	—	—
Total	$196,708	$130,000

For purposes of the preceding table, the professional fees are classified as follows:

•	Audit fees – These are fees for professional services performed for the audit of our annual financial statements and the required review of quarterly financial statements and other procedures performed by our independent auditors in order for them to be able to form an opinion on our consolidated financial statements. These fees also cover services that are normally provided by independent auditors in connection with statutory and regulatory filings or engagements.

•	Audit-related fees – These are fees for assurance and related services that traditionally are performed by independent auditors that are reasonably related to the performance of the audit or review of our financial statements, such as due diligence related to acquisitions and dispositions, attestation services that are not required by statute or regulation, internal control reviews and consultation concerning financial accounting and reporting standards.

•	Tax fees – These are fees for all professional services performed by professional staff in our independent auditor’s tax division, except those services related to the audit of our financial statements. These include fees for tax compliance, tax planning and tax advice, including federal, state and local issues. Services may also include assistance with tax audits and appeals before the IRS and similar state and local agencies, as well as federal, state and local tax issues related to due diligence.

•	All other fees – These are fees for any services not included in the above-described categories.

Report of the Audit Committee

Overview

During 2017, our audit committee was responsible for overseeing the Company’s accounting and financial reporting process. Management was responsible for the preparation, presentation and integrity of the Company’s financial statements; for the appropriateness of the accounting principles and reporting policies that are used by the Company; and for establishing and maintaining internal control over financial reporting as required by applicable SEC rules. Squar Milner, the Company’s independent registered public accounting firm for the year ended December 31, 2017, was responsible for auditing the Company’s financial statements and for reviewing the Company’s unaudited interim financial statements. The audit committee’s responsibility was to monitor and oversee these processes. The independent trust managers who serve on the audit committee are not professionally engaged in the practice of accounting or auditing and thus their oversight does not provide an independent basis to determine that management has applied GAAP appropriately or maintained appropriate internal controls and disclosure controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations.

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In this context, the audit committee reviewed and discussed the Company’s audited financial statements for the year ended December 31, 2017, including a discussion of the quality and acceptability of our financial reporting, the reasonableness of significant judgments and the clarity of disclosures in the financial statements. The audit committee discussed with Squar Milner, which is responsible for expressing an opinion on the conformity of those audited financial statements with GAAP, the matters required to be discussed by Auditing Standard 1301, “Communications with Audit Committees,” as adopted by the Public Company Accounting Oversight Board. The audit committee received from Squar Milner the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding Squar Milner’s communications concerning its independence and discussed with Squar Milner its independence from us.

Review of Our Policies

The audit committee has reviewed our policies and determined that they are in our best interests and in the best interests of our shareholders. Set forth below is a discussion of the basis for that determination.

Offering Policy. On July 20, 2016, we ended our California investors only common stock offering. We continue to offer shares of common stock under our dividend reinvestment plan and may do so until we have sold all of shares available for sale under the plan. We expect to use substantially all of the net proceeds from the sale of shares under our dividend reinvestment plan for general Company purposes, including, but not limited to: (i) the repurchase of shares under our share repurchase program; (ii) capital expenditures and leasing costs related to our real estate investments; (iii) reserves required by any financings of our real estate investments; and (iv) the repayment of debt. For the year ended December 31, 2017, the costs of raising capital in our dividend reinvestment plan represented 3% of the capital raised.

Acquisition and Investment Policies. We have invested substantially all of the net proceeds of the common stock offering in a diverse portfolio of real estate investments and we continue to seek to make additional real estate investments. We primarily invest, directly or indirectly through investments in non-affiliated entities, in single-tenant income-producing corporate properties, which are leased to creditworthy tenants under long-term net leases.

During the year ended December 31, 2017, we acquired two properties totaling $32,841,536.

Borrowing Policies. We incur indebtedness in the form of bank borrowings, purchase money obligations to the sellers of properties, and publicly or privately placed debt instruments or financing from institutional investors or other lenders. We may obtain a credit facility or separate loans for each acquisition. Our indebtedness may be unsecured or may be secured by mortgages or other interests in our properties. We may use borrowing proceeds to finance acquisitions of new properties, to pay for capital improvements, repairs or buildouts, to refinance existing indebtedness, to fund repurchases of our shares or to provide working capital.

There is no limitation on the amount we can borrow for the purchase of any individual property. Our aggregate borrowings, secured and unsecured, must be reasonable in relation to our net assets, and we intend to utilize up to 45% leverage in connection with our acquisition strategy, unless any excess borrowing is approved by a majority of the independent trust managers.

We may borrow amounts from our advisor or its affiliates only if such loan is approved by a majority of our independent trust managers not otherwise interested in the transaction, as being fair, competitive, commercially reasonable and no less favorable to us than comparable loans between unaffiliated parties under the circumstances.

We may re-evaluate and change our debt strategy and policies in the future without a shareholder vote. Further, we may increase or decrease our ratio of debt to equity in connection with any change of our borrowing policies.

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Creditworthiness of Tenants Policies. In the course of making a real estate investment decision, we assess the creditworthiness of the tenant which leases the property we intend to purchase. As to prospective property acquisitions leased to other than investment grade tenants, we intend to analyze publicly available information and/or information regarding tenant creditworthiness provided by the sellers of such properties and then make a determination in each instance as to whether we believe the subject tenant has the financial fortitude to honor its lease obligations.

We do not intend to systematically analyze tenant creditworthiness on an ongoing basis, post-acquisition. Many leases will limit our ability as landlord to demand on recurring bases non-public tenant financial information. It will be our policy and practice, however, to monitor public announcements regarding our tenants, as applicable, and tenant payment histories.

Leasing Policies. We acquire, in most instances, single tenant properties with existing net leases. “Net” leases means leases that typically require tenants to pay all or a majority of the operating expenses, including real estate taxes, special assessments and sales and use taxes, utilities, insurance, common area maintenance charges, and building repairs related to the property, in addition to the lease payments. We anticipate that most of our acquisitions will have lease terms of five to 15 years at the time of the property acquisition; however, we may acquire properties under which the lease term has partially expired. We also may acquire properties with shorter lease terms if the property is located in a desirable location, is difficult to replace, or has other significant favorable real estate attributes.

Disposition Policies. We generally intend to hold each property we acquire for an extended period. However, we may sell a property at any time if, in our judgment, the sale of the property is in the best interests of our shareholders. The determination of whether a particular property should be sold or otherwise disposed of will generally be made after consideration of relevant factors, including prevailing economic conditions, other investment opportunities and considerations specific to the condition, value and financial performance of the property. In connection with our sales of properties, we may lend the purchaser all or a portion of the purchase price. In these instances, our taxable income may exceed the cash received in the sale.

Policy Regarding Transactions with Related Persons. This audit committee reviews and approves all transactions between us and our advisor, any of our officers or trust managers or any of their affiliates. Prior to entering into a transaction with a related party, a majority of the independent trust managers who serve on this audit committee must conclude that the transaction is fair and reasonable to us and on terms and conditions not less favorable to us than those available from unaffiliated third parties. In addition, our Code of Business Conduct and Ethics lists examples of types of transactions with related parties that would create prohibited conflicts of interest and requires our officers and trust managers to be conscientious of actual and potential conflicts of interest with respect to our interests and to seek to avoid such conflicts or handle such conflicts in an ethical manner at all times consistent with applicable law.

Certain Transactions with Related Persons

This audit committee has reviewed the material transactions between our affiliates and us since the beginning of 2017 as well as any currently proposed material transactions. Set forth below is a description of such transactions and this audit committee’s report on their fairness.

Relationship with our Advisor. Our advisor provides day-to-day management of our business and is subject to the supervision of the Board and only has such authority as we may delegate to it as our agent. The advisory agreement with our advisor has a one-year term, subject to an unlimited number of successive one-year renewals upon the mutual consent of the parties.

This audit committee has considered our relationship with our advisor during 2017 to be fair and believe that the amounts payable to our advisor under the Advisory Agreement, discussed below, are similar to those paid by other publicly offered, unlisted, externally advised REITs and that this compensation is necessary in order for our advisor to provide the desired level of services to us and our shareholders.

Fees and Costs Paid to our Advisor. Our advisor paid for all of the organization and offering expenses we incurred in connection with our common stock offering, and we reimbursed our advisor for those expenses that were paid out of the proceeds of the offering but not in excess of 3% of the gross offering proceeds that we received. For the year ended December 31, 2017, our advisor had incurred approximately $2,796,198 of organization and offering expenses on our behalf, the maximum reimbursable amount to our advisor was $2,687,407, of which $57 was payable to our advisor as of December 31, 2017.

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We incur acquisition fees payable to our advisor equal to 3.0% of the cost of each investment acquired by us. Acquisition fees relate to services provided in connection with the selection and acquisition of real estate investments. Acquisition fees for the year ended December 31, 2017 were $671,270, of which $0 was payable to advisor as of December 31, 2017.

 We incur disposition fees payable to our advisor equal to 3% of the sales price of each investment sold by us. We incurred no disposition fees for the year ended December 31, 2017.

For asset management services, we pay our advisor a monthly fee. With respect to investments in real property, the asset management fee is a monthly fee equal to 0.05% of the total average investment value of the assets monthly. Asset management fees for the year ended December 31, 2017 were $758,555, of which $3,513 was payable to our advisor as of December 31, 2017.

Other than with respect to any mortgage or other financing related to a property concurrent with its acquisition, if our advisor provides substantial services in connection with the post-acquisition financing or refinancing of any debt that we obtain relative to the properties or the REIT, we will pay our advisor or its assignees a financing coordination fee equal to 1.0% of the amount of such financing. Financing coordination fees for the year ended December 31, 2017 were $100,156, of which $0 was payable to our advisor as of December 31, 2017.

Our real estate properties are intended to be triple-net single tenant properties with limited, if any, property management responsibilities. However, if our advisor or its affiliates provides property management services for our properties, we will pay fees equal to 1.5% of gross revenues from the properties managed. We also will reimburse our advisor or its affiliates for property-level expenses that it pays or incurs on our behalf, including salaries, bonuses and benefits of persons employed by our advisor or affiliates except for the salaries, bonuses and benefits of persons who also serve as one of our executive officers. Property management fees for the year ended December 31, 2017 were $98,246, of which $0 was payable to our advisor as of December 31, 2017.

We reimburse the expenses incurred by our advisor and its affiliates in connection with its provision of services to us, including our allocable share of our advisor’s overhead, such as rent, employee costs (including salaries and benefits), utilities and IT costs. We do not reimburse our advisor or its affiliates for employee costs in connection with services for which our advisor earns acquisition fees or disposition fees (other than reimbursement of travel, due diligence and other costs associated with potential investments, including investments that we do not purchase, and communication expenses) or for the salaries and benefits our advisor or its affiliates may pay to our executive officers. Unless our trust managers make a finding, based on nonrecurring and unusual factors which they deem sufficient, that a higher level of expenses is justified for a period, we will not reimburse our advisor and its affiliates for any amount by which our operating expenses (including the asset management fee) at the end of the four preceding fiscal quarters exceeds the greater of (i) 2% of average invested assets or (ii) 25% of net income other than any additions to reserves for depreciation, bad debt or other similar noncash reserves and excluding any gain from the sale of assets for that period. Operating expense reimbursements for the year ended December 31, 2017 were $102,080, of which $0 was payable to our advisor as of December 31, 2017.

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Audited Financial Statements

Based on the items discussed above in this report, this audit committee recommended to the Board of Trust Managers that the 2017 audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2017 for filing with the SEC.

The Audit Committee of the Board of Trust Managers

Jeffrey Randolph, Chairman

Vipe Desai

David Feinleib

Jonathan Platt

The foregoing Report of the Audit Committee shall not be deemed to be “soliciting material” or incorporated by reference by any general statement incorporated by reference this Proxy Statement into any filing under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), except to the extent that we specifically incorporate this information by reference and shall not otherwise be deemed filed under the Exchange Act.

Nomination of Trust Managers

General

We do not have a standing nominating committee. Unless otherwise provided by California law, the Board of Trust Managers is responsible for selecting its own nominees and recommending them for election by our shareholders, provided that the independent trust managers are responsible for identifying and nominating replacements for vacancies among our independent trust manager positions. Unless filled by a vote of the shareholders as permitted by the California law, a vacancy that results from the removal of a trust managers will be filled by a vote of a majority of the remaining trust managers. Any vacancy on the Board of Trust Managers for any other cause will be filled by a vote of a majority of the remaining trust managers, even if such majority vote is less than a quorum. The Board of Trust Managers believes that the primary reason for creating a standing nominating committee is to ensure that candidates for independent trust manager positions can be identified and their qualifications assessed under a process free from conflicts of interest with us. Because nominations for vacancies in independent trust manager positions are handled exclusively by a committee composed only of independent trust managers, the Board of Trust Managers has determined that the creation of a standing nominating committee is not necessary. We do not have a charter that governs the trust managers nomination process.

Board Membership Criteria

With respect to filling vacancies for independent trust managers positions, the independent trust managers review the appropriate experience, skills and characteristics required of trust managers in the context of the then-current membership of the Board of Trust Managers. The full Board of Trust Managers annually conducts a similar review with respect to all trust manager nominations. This assessment includes, in the context of the perceived needs of the Board of Trust Managers at that time, issues of knowledge, experience, judgment and skills, such as an understanding of the real estate and real estate finance industries or accounting or financial management expertise. The Board of Trust Managers seeks to nominate trust managers with diverse backgrounds, experiences and skill sets that complement each other so as to maximize the collective knowledge, experience, judgment and skills of the entire Board of Trust Managers. The Board of Trust Managers assesses its effectiveness in achieving this goal annually, in part, by reviewing the diversity of the skill sets of the trust managers and determining whether there are any deficiencies in the Board of Trust Managers’ collective skill set that should be addressed in the nominating process. The Board of Trust Managers made such an assessment in connection with trust manager nominations for the 2017 annual meeting of shareholders and determined that the composition of the current Board of Trust Managers satisfies its diversity objectives.

Other considerations in trust manager nominations include the candidate’s independence from conflict with us and the ability of the candidate to attend Board meetings regularly and to devote an appropriate amount of time in preparation for those meetings. It also is expected that independent trust managers nominated by the incumbent independent trust managers will be individuals who possess a reputation and hold positions or affiliations befitting a director of a large publicly held company and who are actively engaged in their occupations or professions or are otherwise regularly involved in the business, professional or academic community. Moreover, as required by our charter, at least one of our independent trust managers must have at least three years of relevant real estate experience, and each trust managers who is not an independent Trust Managers must have at least three years of relevant experience demonstrating the knowledge and experience required to successfully acquire and manage the types of assets we acquire and manage.

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Selection of Trust Managers. Unless otherwise provided by California law, the Board of Trust Managers is responsible for selecting its own nominees and recommending them for election by our shareholders, provided that the independent trust managers must nominate replacements for any vacancies among the independent trust manager positions. All trust managers nominees stand for election by our shareholders annually.

In nominating candidates for the Board of Trust Managers, the Board solicits candidate recommendations from its own members and the management of our advisor. The Board of Trust Managers and the independent trust managers may also engage the services of a search firm to assist in identifying potential trust manager nominees.

The Board of Trust Managers and the independent trust managers will consider recommendations made by shareholders for trust manager nominees who meet the established trust manager criteria set forth above. In order to be considered for nomination, recommendations made by shareholders must be submitted within the timeframe required to request a proposal to be included in the proxy materials. In evaluating the persons recommended as potential trust managers, the Board of Trust Managers (or the independent trust managers, as appropriate) will consider each candidate without regard to the source of the recommendation and take into account those factors that they determine are relevant. Shareholders may directly nominate potential trust managers (without the recommendation of the Board of Trust Managers or independent trust managers) by satisfying the procedural requirements for such nomination as provided in Article II, Section 2.9 of our bylaws. Any shareholder may request a copy of our bylaws free of charge by calling (855) 742-4862 or may view the bylaws in the REIT I Corporate Governance section of our website at www.richuncles.com.

Shareholder Communications with the Board of Trust Managers

We have established a procedure for shareholders to communicate comments and concerns to the Board of Trust Managers. Shareholders may contact the Board of Trust Managers at the following address:

Board of Trust Managers of Rich Uncles Real Estate Investment Trust I

3090 Bristol Street, Suite 550

Costa Mesa, CA 92626

(855) 742-4862

Shareholders should report any complaints or concerns regarding (1) suspected violations or concerns as to compliance with laws, regulations, our Code of Business Conduct and Ethics or other suspected wrongdoings affecting us or our properties or assets; or (2) any complaints or concerns regarding our accounting, internal accounting controls, auditing matters, or any concerns regarding any questionable accounting or auditing matters affecting us. Shareholders should report any such suspected violations or other complaints or concerns by any of the following means:

•       By calling the toll free at (855) 742-4862; or

•       By mailing a description of the suspected violation or concern to:

Audit Committee

c/o Rich Uncles Real Estate Investment Trust I

3090 Bristol Street Suite 550

Costa Mesa, CA 92626

Reports will be made known to our compliance officer and the audit committee chairman, provided that no person named in the report will receive the report directly.

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Executive Officers and Trust Managers

We have provided below certain information about our executive officers and trust managers. All of our trust managers have terms expiring on the date of the Annual Meeting and are being nominated for re-election to serve until the 2018 annual meeting and until his or her successor is elected and qualified.

Name (1)	Age (2)	Positions	Year of First Becoming a Trust Manager
Harold C. Hofer	62	Chief Executive Officer and Trust Manager	2012
Raymond E. Wirta	74	Chairman of the Board and Trust Manager	2012
Raymond J. Pacini	62	Chief Financial Officer and Executive Vice President	N/A
Jean Ho	50	Chief Operating Officer and Secretary	N/A
David Perduk	51	Chief Investment Officer	N/A
Vipe Desai	51	Independent Trust Manager (3)	2012
David Feinleib	44	Independent Trust Manager (3)	2012
Jonathan Platt	33	Independent Trust Manager (3)	2012
Jeffrey Randolph	62	Independent Trust Manager (3)	2012
John Wang	55	Trust Manager	2016

(1)	The address of each executive officer and trust manager listed is 3090 Bristol Street, Suite 550, Costa Mesa, California 92626.
(2)	As of June 8, 2018.
(3)	Member of our audit committee.

Mr. Harold Hofer. Our Board of Trust Managers has concluded that Harold Hofer is qualified to serve as a trust manager and as our Chief Executive Officer by reason of his extensive industry and leadership experience. Mr. Hofer is a sponsor of our REIT. Together with Mr. Wirta, he indirectly owns and controls our advisor and our sponsor. Mr. Hofer has been a lawyer since 1980 and is an inactive member of the California State Bar. He was formerly owner of Hofer Realty Advisors, a boutique real estate firm that acted as a principal and advised clients in various real estate transactions focused on investments in retail shopping centers. Mr. Hofer is a principal in a private investment fund known as REIT Opportunity Capital Advisors, or “ROCA”, which invests in the listed stocks of public REITs. He has participated in real estate transactions, as a principal and as a broker, valued in excess of $2 billion in his 30-year real estate career. Mr. Hofer has extensive underwriting, acquisition and management experience, and has asset managed multi-million dollar portfolios of owned properties. As our Chief Executive Officer and a principal of our external advisor, Mr. Hofer is best-positioned to provide our Board of Trust Managers with insights and perspectives on the execution of our business strategy, our operations and other internal matters. Further, as a principal of our advisor, Mr. Hofer brings to our Board of Trust Managers demonstrated management and leadership ability. Mr. Hofer has been affiliated with our advisor, which was formerly known as Rich Uncles LLC and Nexregen, LLC, since it was founded in 2007, during which time he has also been engaged independently as a real estate investment sponsor and investor in California, Texas and elsewhere.

Mr. Raymond Wirta. Our Board of Trust Managers has concluded that Raymond Wirta is qualified to serve as one of our trust managers by reason of his expertise with real estate-related investments. Mr. Wirta is a sponsor of our REIT. Together with Mr. Hofer, he indirectly owns and controls our advisor and our sponsor. Mr. Wirta was Chairman of the Board of CBRE (NYSE: CBG), a global real estate services firm, from 2014 to 2018 and a Director since 1997 and served as the Chief Executive Officer of its predecessor company, CBRE Services, from 1999 to 2001. From 2009 through the present, he has been Chief Executive Officer of the Koll Company, a West Coast-based real estate investment and development company. He previously served as Chief Executive Officer for Koll Management Services and Bolsa Chica Company during time frames when both were publicly traded real estate companies. Based on these experiences, Mr. Wirta offers insights and perspective with respect to our real estate portfolio. From 2010 through the present, he has been a full-time advisor to The Irvine Company and President since 2016. The Irvine Company is a privately held California based real estate development company with ownership of 115 million square feet of apartments, office, retail and resorts in California. As one of our executive officers and a principal of our advisor and our sponsor, Mr. Wirta is also able to direct our Board of Trust Managers to the critical issues facing our Company.

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Mr. Raymond J. Pacini. Mr. Pacini is our Executive Vice President, Chief Financial Officer and Treasurer, having joined us in April 2018. From June 2013 to April 2018, Mr. Pacini was the Chief Financial Officer of Northbound Treatment Services, a privately held company which treats drug and alcohol addictions. From 1998 to 2011, Mr. Pacini served as President, Chief Executive Officer and a Director of California Coastal Communities, Inc. (“CALC”), a residential land development and homebuilding company and was the Chief Financial Officer of CALC’s predecessors (Koll Real Estate Group, Inc., The Bolsa Chica Company and Henley Properties, Inc.) from 1992 to 1998. Mr. Pacini has seven years of experience as a certified public accountant with the accounting firm of Coopers & Lybrand (now known as PricewaterhouseCoopers LLP). On October 27, 2009, CALC and certain of its subsidiaries filed voluntary petitions for reorganization under Chapter 11 of the U.S. Bankruptcy Code in the Central District of California. On March 1, 2011, CALC emerged from bankruptcy and became a privately held company. Mr. Pacini has been a National Association of Corporate Directors (NACD) Board Leadership Fellow since 2014. Mr. Pacini received his bachelor’s degree in Political Science from Colgate University in 1977 and his M.B.A. from Cornell University in 1979. Mr. Pacini has also been an independent director, audit committee chair and the financial expert for Cadiz, Inc., a land and water resource development public company since 2005.

Ms. Jean Ho. Ms. Ho is our Chief Operating Officer, Chief Compliance Officer and Secretary since November 2017. Ms. Ho previously served as our Chief Financial Officer and Chief Compliance Officer from January 2016 to November 2017, having joined our sponsor in January 2016. Ms. Ho is also an adjunct professor of taxation at California State University, Fullerton's Graduate School of Accounting. From 2010 through 2015, Ms. Ho served as the Chief Operating Officer and Chief Financial Officer of Soteira Capital, LLC, a southern California-based, registered investment adviser with approximately $250 million under management that serves investment companies, pooled investment vehicles, pension and profit sharing plans, high net worth individuals, private foundations, and charitable organizations. Prior to her service at Soteira Capital, LLC, Ms. Ho served as the Chief Financial Officer of MKA Capital Advisors, LLC, a sponsor and manager of an approximately $750 million private real estate investment fund, and, prior to that, as a Director at BridgeWest, LLC, a $500 million family office. Prior to entering private practice, she was employed by KPMG, specializing in real estate, financial services, and personal financial planning. Ms. Ho has also been a member of the California State Bar since 1996 and a licensed Certified Public Accountant in California since 1992.

Mr. David Perduk. Mr. Perduk is our Chief Investment Officer, having joined our sponsor in January 2016. In January 2015, Mr. Perduk founded and serves as President and CEO of Newport Net Lease, Inc., a corporation with recognized expertise in the acquisition and disposition of single tenant net lease investment properties nationwide. Prior to Newport Net Lease, Mr. Perduk was a senior executive of the National Net Lease Property Group at CBRE from October 2005 through December 2014. During his tenure with CBRE, Mr. Perduk was the lead member in writing the strategic plan for the national group and a speaker on multiple net-lease panels. Prior to joining CBRE, Mr. Perduk was an executive at JP Morgan Chase in the Treasury and Security Services Division, where he managed 11 states in the northwestern United States. David’s area of expertise included fixed income investment management, debt management and cash management portfolio services for the public sector and corporations. Mr. Perduk has his State of California real estate brokers license and is a member of the International Council of Shopping Centers. Mr. Perduk received his Bachelor of Science degree in Industrial Technology from California Polytechnic State University- San Luis Obispo, where he was on the Dean’s honor list and an elected member of the Academic Senate. As a Senator representing the A.S.I. school of business Mr. Perduk served on the Codes & Bylaws Committee & Ad-Hoc Committee and is a lifetime member of the international honor society, Epsilon Pi Tau.

Mr. Vipe Desai. Our Board of Trust Managers has concluded that Vipe Desai is qualified to serve as an independent trust manager for reasons including his extensive knowledge and understanding of marketing and branding. Mr. Desai has spent the majority of his professional career in the action sports industries. From 1993 to 1998, Mr. Desai owned and operated H2O Surf and Snowboard Shop in Orange County, CA. This professional experience exposed Mr. Desai to action sports industries and provided him with valuable knowledge regarding marketing and brand awareness vis-à-vis action sports enthusiasts and youth culture. In 2000, Mr. Desai founded Propaganda HQ (“PHQ”), a youth brand consulting agency which assists its clients in developing brand strategies, event production, social media marketing and digital marketing. PHQ’s clients included Red Bull, Monster Energy, DaimlerChrysler, Surfrider Foundation, Billabong, DaKine, Electric Eyewear, Nixon Watches, O’Neill, Reef, HBO, and Ball Park Franks. From 2009 to 2010, Mr. Desai also held senior marketing positions with Monster Energy and TransWorld Media. While at Monster Energy, Mr. Desai was responsible for sponsored athlete relations, events and brand partnerships worldwide. In 2011, Mr. Desai launched HDX Hydration Mix, an environmentally friendly sports drink mix. Mr. Desai is a current or past Board member of various charitable organizations, including Ocean Champions, Lonely Whale, Skateistan, SIMA Humanitarian Fund, Rob Dyrdek Foundation, Surfrider Foundation, and Life Rolls On. Mr. Desai brings a unique perspective on the “branding” of our REIT’s investment products, including web site design, public relations and marketing. He is a graduate of Point Loma Nazarene University.

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Mr. David Feinleib. Our Board of Trust Managers has concluded that David Feinleib is qualified to serve as an independent trust manager by reason of his expertise in management and data analytics. From 2011 through the present, Mr. Feinleib has served as the Managing Director of The Big Data Group and from 2013 through the present as Founder and CEO of Content Analytics, Inc. The Big Data Group provides strategy consulting to leading technology buyers and vendors to unlock the value of their data assets. Content Analytics, a leader in E-Commerce analytics, helps major brands and retailers optimize the Findability and Shopability of their products online. Mr. Feinleib’s Big Data Landscape has been viewed more than 200,000 times and is used as a reference by Intel, Dell, VMWare, and the US Government, among others. His book Big Data Bootcamp is available from Apress in the United States. Mr. Feinleib has been quoted by Business Insider and CNET, and his writing has appeared on Forbes.com and in Harvard Business Review China. From 2006 to 2011, Mr. Feinleib was a general partner at Mohr Davidow Ventures, where he led investments in Software as Service (SaaS) companies, including Infusion Software, which completed a $55M Series D round of funding led by Bain Capital Ventures, Goldman Sachs, and others in 2014. From 2001 to 2003, Mr. Feinleib co-founded Consera Software and worked as Vice President of Products, which was acquired by HP, and from 2004 to 2012, co-founded Likewise Software and served as Director, which was acquired by EMC. A lifelong entrepreneur, Mr. Feinleib taught himself how to program and joined Microsoft at age 16. Mr. Feinleib holds a BA from Cornell University and an MBA from the Graduate School of Business at Stanford University. He is an avid violinist and a four-time Ironman distance finisher.

Mr. Jonathan Platt. Our Board of Trust Managers has concluded that Jonathan Platt is qualified to serve as an independent trust manager by reason of his experience as a real estate lawyer, investor and manager. Mr. Platt has more than three years’ relevant experience in the real estate business. Mr. Platt is a principal in Kingstone Properties, founded in 2011, serving as both counsel and its chief financial officer. Kingstone Properties is a full service commercial real estate firm, specializing in investments and property management. Mr. Platt is also a partner in Platt Law Group, LLP, a real estate law firm founded in 2011. Prior to joining Kingstone Properties, Mr. Platt briefly served as a financial analyst at LSA, working on transactions including municipal securities stripping, HUD multi-family refinancings, real estate loan syndication and special situations. Mr. Platt received his J.D. from the Benjamin N. Cardozo School of Law, where he served as an editor on the Cardozo Public Law, Policy & Ethics Journal, and he is an active member of the State Bar of California (admitted 2010). He received his bachelor’s degree in Finance, graduating cum laude, from Sy Syms School of Business at Yeshiva University. He is also a licensed real estate broker in California.

Mr. Jeffrey Randolph. Our Board of Trust Managers has concluded that Jeffrey Randolph is qualified to serve as an independent trust manager by reason of his extensive experience in investment management. From 2002 through 2007 and then again from 2010 through March 2017 (now retired), Mr. Randolph was a Principal and served as Chief Financial Officer and Chief Compliance Officer for Affinity Investment Advisors, LLC, a firm specializing in U.S. stock exchange investments. In 2007, Affinity was purchased by Morgan Stanley Investment Management. From 2007 through 2010, Mr. Randolph served as Managing Director for Morgan Stanley and its wholly owned subsidiary Van Kampen Investments. His role included supporting the firm’s domestic and international investment clients. Toward the end of 2010, Mr. Randolph was part of the decision to re-launch Affinity as an independent entity to capitalize on the increasing investor interest in boutique management firms. Mr. Randolph brings 25 years of investment experience to our REIT. His previous work experience includes Principal at Avalon Financial Group Inc., Chief Financial Officer for Bonutto-Hofer Investments and Vice President at Security Pacific National Bank. Mr. Randolph received his bachelor’s degree in Business Finance from California State University, Long Beach in 1978.

Mr. John Wang. Our Board of Trust Managers has concluded that John Wang is qualified to serve as a trust manager by reason of his extensive real estate experience. Mr. Wang is the president and founding member of Pacific Coast Realty Services, Inc., and chairman of VenQuest Hotel Group, which owns and manages a portfolio of hotels and commercial properties throughout the U. S. for the past 25 years. He has been instrumental in the formation, development and direct investment of over thirty companies since 1988. Mr. Wang is a former board member of General Bank, a Los Angeles based financial institution with over $3 billion in assets. He was actively involved in the strategic planning and growth of the bank and was instrumental in the bank’s formation of GBC Venture Capital in 1998. He was a member of the executive loan committee and community reinvestment committee. He was the principal strategist in the merger of General Bancorp with Cathay Bank in 2003. Mr. Wang is also one of the owners of our advisor and, accordingly, is not considered to be an independent trust manager. For the past five years, Mr. Wang has acted as a private investor.

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Code of Business Conduct and Ethics

Our Code of Business Conduct and Ethics is posted in the REIT I Corporate Governance section of our website at www.richuncles.com.

Compensation of Executive Officers

Our executive officers do not receive compensation directly from us for services rendered to us. Our executive officers are officers and/or employees of, or hold an indirect ownership interest in, our advisor, and/or its affiliates, and our executive officers are compensated by these entities, in part, for their services to us. See “Report of the Audit Committee—Certain Transactions with Related Persons” for a discussion of the fees paid to our advisor and its affiliates.

Compensation of Independent and Non-Officer Trust Managers

If a trust manager is also one of our executive officers, we do not pay any compensation to that person for services rendered as a trust manager. We pay each of our independent trust managers and our non-independent non-officer trust manager for attending meetings as follows: (i) 500 shares for each Board meeting attended; (ii) 500 shares for each committee meeting attended; and (iii) 100 shares for each acquisition vote outside of votes in the course of a Board meeting. We also pay Jeffrey Randolph an additional 300 shares of common stock per fiscal quarter for his serve as Chairman of the conflicts committee and audit committee of the board of trust managers. The dollar amount of the shares paid to or independent trust managers is based for services rendered during 2017 was $10 per share. All trust managers receive reimbursement of reasonable out-of-pocket expenses incurred in connection with attendance at meetings of our Board of Trust Managers.

For the year ended December 31, 2017, we paid our trust managers as follows:

Name	Shares Issued/$ Value
David Feinleib	1,800/$18,000
Vipe Desai	2,800/$28,000
Jonathan Platt	2,800/$28,000
Jeffrey Randolph	3,700/$37,000
John Wang	2,300/$23,000

STOCK OWNERSHIP

As of June 4, 2018, there is no person who is known by us to be the beneficial owner of more than 5% of the outstanding shares of our common stock. The following table shows, as of June 4, 2018, the amount of our common stock beneficially owned (unless otherwise indicated) by (1) each of our trust managers and executive officers; and (2) all of our trust managers and executive officers as a group. Mr. Pacini and two of our trust managers, Messrs. Hofer and Wirta, also act as our executive officers through their roles with our advisor.

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Name (1)	Number of Shares of Common Stock (2)
Harold C. Hofer	11,827	(*)
Raymond E. Wirta	18,864	(*)
Raymond J. Pacini	—
Jean Ho	2,391	(*)
David Perduk	—
Vipe Desai	5,366	(*)
David Feinleib	10,508	(*)
Jonathan Platt	18,050	(*)
Jeffrey Randolph	8,689	(*)
John Wang	4,432	(*)
All trust managers and executive officers as a group	80,127	(*)

*	Less than 1% of the outstanding common stock and none of the shares is pledged as security.
(1)	The address of each named beneficial owner is 3090 Bristol Street, Suite 550, Costa Mesa, CA 92626.
(2)	Based on 8,398,784 shares of common stock outstanding on June 4, 2018.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s trust managers, executive officers and any persons beneficially owning more than 10% of any registered class of our equity securities (collectively, the “insiders”) to report their initial ownership of those securities and most changes in that ownership to SEC. To the Company’s knowledge, based solely on a review of the copies of the Section 16(a) reports furnished to the Company by the insiders or written representations from the insiders that no other reports were required with respect to the year ended December 31, 2017, all insiders timely filed all Section 16(a) reports required to be filed by them for 2017, with the exception of the following reports that were not filed timely:

•	a Form 3 filing by each of Mr. Perduk, the Company’s Chief Investment Officer, and Mr. John H. Davis, the Company’s former Chief Financial Officer, to report the ownership of 559 and zero shares, respectively, of our common stock at the time of their respective appointment as an officer of the Company in December 2017 and October 2017, respectively; and

•	a Form 3 filing by each of Mr. Perduk, the Company’s Chief Investment Officer, and Mr. John H. Davis, the Company’s former Chief Financial Officer, to report the ownership of 559 and zero shares, respectively, of our common stock at the time of their respective appointment as an officer of the Company in December 2017 and October 2017, respectively.

PROPOSAL 1. ELECTION OF TRUST MANAGERS

At the Annual Meeting, you and the other shareholders will vote on the election of seven persons to the Board of Trust Managers. Those persons elected will serve as trust managers until the 2019 annual meeting and until their successors are elected and qualified. The Board of Trust Managers has nominated the individuals listed in the table below, who are each currently serving as a trust manager of the Company, for re-election as trust managers:

Harold C. Hofer
Raymond E. Wirta
Vipe Desai
David Feinleib
Jonathan Platt
Jeffrey Randolph
John Wang

Each of the trust manager nominees has consented to be named in this Proxy Statement and to serve as a trust manager if elected. Detailed information about each of our trust manager nominees, including biographical summaries of their experience and qualifications, can be found in this Proxy Statement under “Certain Information About Management—Executive Officers and Trust Managers” and “Stock Ownership” above.

Vote Required

Under our charter, a majority of the shares of common stock present in person or by proxy at a meeting of shareholders at which a quorum is present is required for the election of the trust managers. This means that, of the shares of common stock present in person or by proxy at the Annual Meeting, a trust manager nominee needs to receive affirmative votes from a majority of such shares in order to be elected to the Board. Because of this majority vote requirement, abstentions will have the effect of a vote against each nominee for trust manager. If an incumbent trust manager nominee fails to receive the required number of votes for re-election, then he or she will continue to serve as a “holdover” trust manager until his or her successor is elected and qualified.

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The appointed proxies will vote your shares of common stock as you instruct. If you submit a proxy card with no further instructions, the appointed proxies will vote your shares FOR all of the trust manager nominees listed above. If any nominee becomes unable or unwilling for good cause to serve as a trust manager at the time of the Annual Meeting, the Board may reduce its size or designate a substitute. If a substitute is designated, proxies voting on the original nominee will be cast for the substituted nominee. Our Board of Trust Managers has no reason to believe that any of its trust manager nominees for election at the Annual Meeting will be unable or unwilling to serve if elected as a trust manager.

Whether you plan to attend the Annual Meeting and vote in person or not, we urge you to have your vote recorded. Shareholders may authorize a proxy to vote their shares: (1) via the Internet; or (2) by mail, using the proxy card accompanying your proxy materials if you received a printed copy of the proxy materials by mail.

YOUR VOTE IS VERY IMPORTANT! Your immediate response will help avoid potential delays and may save us significant additional expenses associated with soliciting shareholder votes.

Recommendation

THE BOARD OF TRUST MANAGERS UNANIMOUSLY RECOMMENDS A VOTE “FOR” ALL

NOMINEES LISTED FOR RE-ELECTION AS TRUST MANAGERS.

PROPOSAL 2.    RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

At the Annual Meeting, you and the other shareholders will consider and vote upon the ratification of the appointment of Squar Milner as our independent registered public accounting firm for the year ending December 31, 2018.

The audit committee has appointed Squar Milner as our independent registered public accounting firm for the year ending December 31, 2018. Squar Milner has served as our independent registered public accounting firm and audited our financial statements for the year ended December 31, 2017. We expect that Squar Milner representatives will be present at the Annual Meeting and they will have the opportunity to make a statement if they desire to do so. In addition, we expect that the Squar Milner representatives will be available to respond to appropriate questions posed by shareholders.

Additional information about Squar Milner, including the fees we have paid to Squar Milner, can be found in this Proxy Statement under “Certain Information About Management—The Audit Committee.” The “Report of the Audit Committee” section included in this Proxy Statement also contains information about the role of Squar Milner with respect to the audit of the Company’s annual financial statements.

Shareholder ratification of the appointment of Squar Milner as our independent registered public accounting firm is not required. However, the Board is submitting the appointment of Squar Milner to the shareholders for ratification as a matter of good Company governance. Notwithstanding its appointment of Squar Milner and even if Squar Milner’s appointment is ratified by shareholders, the audit committee may select a new independent registered public accounting firm at any time in the future in its discretion if it deems such decision to be in our best interests. If the appointment of Squar Milner is not ratified by our shareholders, the audit committee may consider whether it should appoint another independent registered public accounting firm.

Vote Required

Under our bylaws, assuming a quorum is present at the Annual Meeting, a majority of the shares of common stock entitled to vote on, and voted for or against, this proposal is required for the ratification of the appointment of Squar Milner as our independent registered public accounting firm for the year ending December 31, 2018. Abstentions will not count as votes for or against this proposal and will have no effect on the determination of this proposal.

The appointed proxies will vote your shares of common stock as you instruct. If you submit a proxy card with no further instructions, the appointed proxies will vote your shares FOR the ratification of the appointment of Squar Milner as our independent registered public accounting firm for the year ending December 31, 2018.

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Whether you plan to attend the Annual Meeting and vote in person or not, we urge you to have your vote recorded. Shareholders may authorize a proxy to vote their shares: (1) via the Internet; or (2) by mail, using the proxy card accompanying your proxy materials if you received a printed copy of the proxy materials by mail.

YOUR VOTE IS VERY IMPORTANT! Your immediate response will help avoid potential delays and may save us significant additional expenses associated with soliciting shareholder votes.

Recommendation

THE BOARD OF TRUST MANAGERS UNANIMOUSLY RECOMMENDS A VOTE

“FOR” THE RATIFICATION OF THE APPOINTMENT OF ANTON & CHIA LLP

AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING

DECEMBER 31, 2018.

INFORMATION REGARDING SHAREHOLDER PROPOSALS

Shareholder Proposals and Nomination of Trust Manager Candidates Not Intended for Inclusion in Proxy Materials. A shareholder seeking to present a proposal of business or nominate a trust manager for election to our Board at the 2019 annual meeting of shareholders but not intending for such proposal or nomination to be included in the proxy statement for the meeting must comply with the advance notice requirements set forth in our bylaws. Our bylaws require a shareholder desiring to present a proposal or nominate a trust manager for the 2019 annual meeting of shareholders to provide written notice to the Company’s Secretary at the Company’s principal executive offices (i) not earlier than May 5, 2019, 90 days prior to the anniversary of the 2018 Annual Meeting, and not later than May 25, 2019, 70 days prior to such anniversary; or (ii) if the date of the 2019 annual meeting of shareholders is more than 30 days before or more than 60 days after the one-year anniversary of the 2018 Annual Meeting, not earlier than the 90th day, or later than the 70th day prior to such annual meeting of shareholders. Other specifics regarding the notice procedures, including the required content of the notice, can be found in Section 2.9 of our bylaws.

Proposals for Inclusion in Proxy Materials. A shareholder seeking to have a proposal included in the proxy statement for our 2018 annual meeting of shareholders must comply with Rule 14a-8 under the Exchange Act, which sets forth the requirements for including shareholder proposals in Company-sponsored proxy materials. In accordance with Rule 14a-8, any such proposal must be received by the Company’s Secretary at the Company’s principal executive offices by February 13, 2019, which is 120 days prior to the one-year anniversary of the date this Proxy Statement was first released to our shareholders. However, if the date of the 2019 annual meeting of shareholders changes by more than 30 days from the one-year anniversary of the date of the 2018 Annual Meeting, then such proposals must be received a reasonable time before we begin to print and send our proxy materials for the 2019 annual meeting of shareholders.

OTHER MATTERS

As of the date of this Proxy Statement, we know of no business that will be presented for consideration at the Annual Meeting other than the items referred to above. If any other matter is properly brought before the Annual Meeting for action by shareholders, proxies in the enclosed form returned to us will be voted in accordance with the recommendation of the Board of Trust Managers or, in the absence of such a recommendation, in accordance with the discretion of the proxy holder.

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Rich Uncles Real Estate Investment Trust I 3090 BRISTOL STREET, SUITE 550 COSTA MESA, CA 92626

VOTE BY INTERNET - www.proxyvote.com/richuncles1 or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the meeting date. Follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E49362-Z72893                                         KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

RICH UNCLES REAL ESTATE INVESTMENT TRUST I

The Board of Trust Managers recommends you vote FOR the following:

1.	Election of Trust Managers

	Nominees:	For	Against	Abstain	The Board of Trust Managers recommends you vote FOR the following proposal:	For	Against	Abstain

	1a. Harold C. Hofer	☐	☐	☐	2. To ratify the appointment of Squar Milner LLP as our	☐	☐	☐
independent registered public accounting firm for the year
	1b. Raymond E. Wirta	☐	☐	☐	ending December 31, 2018.

	1c. Vipe Desai	☐	☐	☐

	1d. David Feinleib	☐	☐	☐	NOTE: Such other business will be transacted at the meeting as may properly come before the meeting or any postponement or
	1e. Jonathan Platt	☐	☐	☐	adjournment thereof.

	1f. Jeffrey Randolph	☐	☐	☐

	1g. John Wang	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

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Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com/richuncles1.

E49363-Z72893

RICH UNCLES REAL ESTATE INVESTMENT TRUST I

Annual Meeting of Shareholders

August 3, 2018 8:30 AM PDT

This proxy is solicited by the Board of Trust Managers

The shareholder(s) hereby appoint(s) Raymond J. Pacini and Jean Ho, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common stock of RICH UNCLES REAL ESTATE INVESTMENT TRUST I that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 8:30 a.m. Pacific Daylight Time on August 3, 2018, at the Company's principal offices located at 3090 Bristol Street, Suite 550, Costa Mesa, California 92626, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If you submit your proxy without instructions, the named proxies will vote all shares (i) FOR all of the trust manager nominees, and (ii) FOR the ratification of the appointment of Squar Milner LLP ("Squar Milner") as our independent registered public accounting firm for the year ending December 31, 2018. With respect to any other proposals to be voted upon, the named proxies will vote in accordance with the recommendation of the Board of Trust Managers or, in the absence of such a recommendation, in their discretion.

Continued and to be signed on reverse side

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